UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 4, 2019

FOOTHILLS EXPLORATION, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-55872	27-3439423
(Commission File Number)	(IRS Employer Identification No.)

10940 Wilshire Blvd., 23rd Floor
Los Angeles, CA 90024

(Address of Principal Executive Offices)

(424) 901-6655

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

On June 4-6, 2019, Foothills Exploration, Inc. (the “Company”) closed on a series of convertible redeemable loan transactions with four unaffiliated lending entities for a combined total principal amount of $249,825, before giving effect to certain transactional costs including legal fees, yielding combined total net proceeds of $230,750.

GW Holdings Group, LLC Placement

On June 4, 2019, the Company closed on a convertible loan transaction with GW Holdings Group, LLC (“GW”) in the principal amount of $86,625 (the “Note”) with an original issue discount of $7,875, before giving effect to certain transactional costs including legal fees yielding a net of $78,750.

GW is entitled, at its option, at any time after the 180th daily anniversary of the Note, to convert all or any amount of the principal face amount of this Note then outstanding into shares of the Company’s common stock (the “Common Stock”) at a price (“Conversion Price”) for each share of Common Stock equal to 50% of the lowest trading price of the Common Stock as reported on the National Quotations Bureau OTC Marketplace exchange which the Company’s shares are traded or any exchange upon which the Common Stock may be traded in the future (“Exchange”), for the twenty (20) prior trading days including the day upon which a Notice of Conversion is received by the Company or its transfer agent (provided such Notice of Conversion is delivered by fax or other electronic method of communication to the Company or its transfer agent after 4 P.M. Eastern Standard or Daylight Savings Time if GW wishes to include the same day closing price).

Interest on any unpaid principal balance of this Note shall be paid at the rate of 12% per annum. In the event of a conversion pursuant to the Note, interest shall be paid by the Company in Common Stock (“Interest Shares”). GW may, at any time, after the 180th daily anniversary of the Note, send in a Notice of Conversion to the Company for Interest Shares. The dollar amount converted into Interest Shares shall be all or a portion of the accrued interest calculated on the unpaid principal balance of this Note to the date of such notice.

The maturity date for this Note is May 31, 2020 (“Maturity Date”), and is the date upon which the principal sum, as well as any accrued and unpaid interest, shall be due and payable. This Note may be prepaid with the following premiums: (i) during the initial 60 calendar day period after the issuance of the Note, by making a payment to GW of an amount in cash equal to 125% multiplied by the principal, plus accrued interest; (ii) during the 61st through 120th calendar day period after the issuance of the Note, by making a payment to GW of an amount in cash equal to 135% multiplied by principal, plus accrued interest; (iii) during the 121st through 180th calendar day period after the issuance of the Note, by making a payment to GW of an amount in cash equal to 145% multiplied by principal, plus accrued interest.

The Company may not prepay any amount outstanding under this Note after the 180th calendar day after the issuance of the Note. Any amount of principal or interest due pursuant to this Note, which is not paid by the Maturity Date, shall bear interest at the rate of the lesser of (i) twenty-four percent (24%) per annum or (ii) the maximum amount permitted by law from the due date thereof until the same is paid (“Default Interest”). Interest shall commence accruing on the date the Note is fully paid and shall be computed on the basis of a 365-day year and the actual number of days elapsed.

As part of this transaction the Company also issued warrants having a five-year term to purchase 160,000 shares of the Company’s restricted common stock at an exercise price of $0.50 per share with a cashless exercise feature. Pursuant to terms of the Note, the Company covenanted to GW to initially reserve with its transfer agent 2.7 million shares of its Common Stock for conversions (the “Share Reserve”). The Company further covenanted that at all times it would reserve a minimum of 400% of the number of shares of Company common stock issuable upon conversion of the Note and the Warrant in accordance with the terms of the Note.

The transaction documents contain additional terms and provisions, representations and warranties, including further provisions covering conversions of debt, remedies on default, venue, and governing law. The summary of the transactions described in this Form 8-K is qualified in its entirety by reference to the Securities Purchase Agreement dated May 31, 2019, 12% Convertible Promissory Note dated May 31, 2019 and Form of Warrant, which are filed as Exhibits 10.1, 10.2 and 10.3, respectively to this report.

JSJ Investments, Inc. Placement

On June 4, 2019, the Company closed on a convertible loan transaction with JSJ Investments, Inc. (“JSJ”) in the principal amount of $57,000 (the “Note”), before giving effect to certain transactional costs including legal fees yielding a net of $57,000.

JSJ is entitled, at its option, at any time after the 180th daily anniversary of the Note, to convert all or any amount of the principal face amount of this Note then outstanding into shares of the Company’s common stock (the “Common Stock”) at a price (“Conversion Price”) for each share of Common Stock equal to 45% of the lowest trading price of the Common Stock as reported on the National Quotations Bureau OTC Marketplace exchange which the Company’s shares are traded or any exchange upon which the Common Stock may be traded in the future (“Exchange”), for the twenty (20) prior trading days including the day upon which a Notice of Conversion is received by the Company or its transfer agent (provided such Notice of Conversion is delivered by fax or other electronic method of communication to the Company or its transfer agent after 4 P.M. Eastern Standard or Daylight Savings Time if JSJ wishes to include the same day closing price).

Interest on any unpaid principal balance of this Note shall be paid at the rate of 10% per annum. JSJ may, at any time, after the 180th daily anniversary of the Note, send in a Notice of Conversion to the Company.

The maturity date for this Note is May 29, 2020 (“Maturity Date”), and is the date upon which the principal sum, as well as any accrued and unpaid interest, shall be due and payable. This Note may be prepaid with the following premiums: (i) during the initial 60 calendar day period after the issuance of the Note, by making a payment to JSJ of an amount in cash equal to 125% multiplied by the principal, plus accrued interest; (ii) during the 61st through 120th calendar day period after the issuance of the Note, by making a payment to JSJ of an amount in cash equal to 135% multiplied by principal, plus accrued interest; (iii) during the 121st through 180th calendar day period after the issuance of the Note, by making a payment to JSJ of an amount in cash equal to 145% multiplied by principal, plus accrued interest.

The Company may not prepay any amount outstanding under this Note after the 180th calendar day after the issuance of the Note. Any amount of principal or interest due pursuant to this Note, which is not paid by the Maturity Date, shall bear interest at the rate of the lesser of (i) eighteen percent (18%) per annum or (ii) the maximum amount permitted by law from the due date thereof until the same is paid (“Default Interest”). Interest shall commence accruing on the date the Note is fully paid and shall be computed on the basis of a 365-day year and the actual number of days elapsed.

Pursuant to terms of the Note, the Company covenanted to JSJ to initially reserve with its transfer agent 1.8 million shares of its Common Stock for conversions (the “Share Reserve”). The Company further covenanted that at all times it would reserve a minimum of eight times of the number of shares of Company common stock issuable upon conversion of the Note in accordance with the terms of the Note.

The transaction documents contain additional terms and provisions, representations and warranties, including further provisions covering conversions of debt, remedies on default, venue, and governing law. The summary of the transactions described in this Form 8-K is qualified in its entirety by reference to the 10% Convertible Promissory Note dated May 29, 2019, which is filed as Exhibit 10.4 to this report.

GS Capital Partners, LLC Placement

On June 4, 2019, the Company closed on a convertible redeemable loan transaction with GS Capital Partners, LLC (“GS”) in the principal amount of $60,000 (the “Note”) with an original issue discount of $7,000, before giving effect to certain transactional costs including legal fees yielding a net of $53,000.

GS is entitled, at its option, at any time after the 180th daily anniversary of the Note, to convert all or any amount of the principal face amount of this Note then outstanding into shares of the Company’s common stock (the “Common Stock”) at a price (“Conversion Price”) for each share of Common Stock equal to 55% of the lowest trading price of the Common Stock as reported on the National Quotations Bureau OTC Marketplace exchange which the Company’s shares are traded or any exchange upon which the Common Stock may be traded in the future (“Exchange”), for the twenty-five (25) prior trading days including the day upon which a Notice of Conversion is received by the Company or its transfer agent (provided such Notice of Conversion is delivered by fax or other electronic method of communication to the Company or its transfer agent after 4 P.M. Eastern Standard or Daylight Savings Time if GS wishes to include the same day closing price).

Interest on any unpaid principal balance of this Note shall be paid at the rate of 10% per annum. Interest shall be paid by the Company in Common Stock (“Interest Shares”). GS may, at any time, after the 180th daily anniversary of the Note, send in a Notice of Conversion to the Company for Interest Shares. The dollar amount converted into Interest Shares shall be all or a portion of the accrued interest calculated on the unpaid principal balance of this Note to the date of such notice.

The maturity date for this Note is May 31, 2020 (“Maturity Date”), and is the date upon which the principal sum, as well as any accrued and unpaid interest, shall be due and payable. This Note may be prepaid with the following premiums: (i) during the initial 60 calendar day period after the issuance of the Note, by making a payment to GS of an amount in cash equal to 125% multiplied by the principal, plus accrued interest; (ii) during the 61st through 120th calendar day period after the issuance of the Note, by making a payment to GS of an amount in cash equal to 135% multiplied by principal, plus accrued interest; (iii) during the 121st through 180th calendar day period after the issuance of the Note, by making a payment to GS of an amount in cash equal to 145% multiplied by principal, plus accrued interest.

The Company may not prepay any amount outstanding under this Note after the 180th calendar day after the issuance of the Note. Any amount of principal or interest due pursuant to this Note, which is not paid by the Maturity Date, shall bear interest at the rate of the lesser of (i) twenty-four percent (24%) per annum or (ii) the maximum amount permitted by law from the due date thereof until the same is paid (“Default Interest”). Interest shall commence accruing on the date the Note is fully paid and shall be computed on the basis of a 365-day year and the actual number of days elapsed.

Pursuant to terms of the Note, the Company covenanted to GS to initially reserve with its transfer agent 1.7 million shares of its Common Stock for conversions (the “Share Reserve”). The Company further covenanted that at all times it would reserve a minimum of 400% of the number of shares of Company common stock issuable upon conversion of the Note in accordance with the terms of the Note.

The transaction documents contain additional terms and provisions, representations and warranties, including further provisions covering conversions of debt, remedies on default, venue, and governing law. The summary of the transactions described in this Form 8-K is qualified in its entirety by reference to the Securities Purchase Agreement dated May 31, 2019 and 10% Convertible Redeemable Promissory Note dated May 31, 2019, which are filed as Exhibits 10.5 and 10.6, respectively to this report.

LG Capital Funding, LLC Placement

On June 6, 2019, the Company closed on a convertible redeemable loan transaction with LG Capital Funding, LLC (“LG”) in the principal amount of $46,200 (the “Note”) with an original issue discount of $4,200, before giving effect to certain transactional costs including legal fees yielding a net of $42,000.

LG is entitled, at its option, at any time after the 180th daily anniversary of the Note, to convert all or any amount of the principal face amount of this Note then outstanding into shares of the Company’s common stock (the “Common Stock”) at a price (“Conversion Price”) for each share of Common Stock equal to 60% of the lowest trading price of the Common Stock as reported on the National Quotations Bureau OTC Marketplace exchange which the Company’s shares are traded or any exchange upon which the Common Stock may be traded in the future (“Exchange”), for the twenty (20) prior trading days including the day upon which a Notice of Conversion is received by the Company or its transfer agent (provided such Notice of Conversion is delivered by fax or other electronic method of communication to the Company or its transfer agent after 4 P.M. Eastern Standard or Daylight Savings Time if LG wishes to include the same day closing price).

Interest on any unpaid principal balance of this Note shall be paid at the rate of 8% per annum. Interest shall be paid by the Company in Common Stock (“Interest Shares”). LG may, at any time, after the 180th daily anniversary of the Note, send in a Notice of Conversion to the Company for Interest Shares. The dollar amount converted into Interest Shares shall be all or a portion of the accrued interest calculated on the unpaid principal balance of this Note to the date of such notice.

The maturity date for this Note is June 4, 2020 (“Maturity Date”), and is the date upon which the principal sum, as well as any accrued and unpaid interest, shall be due and payable. This Note may be prepaid with the following premiums: (i) during the initial 60 calendar day period after the issuance of the Note, by making a payment to LG of an amount in cash equal to 125% multiplied by the principal, plus accrued interest; (ii) during the 61st through 120th calendar day period after the issuance of the Note, by making a payment to LG of an amount in cash equal to 135% multiplied by principal, plus accrued interest; (iii) during the 121st through 180th calendar day period after the issuance of the Note, by making a payment to LG of an amount in cash equal to 145% multiplied by principal, plus accrued interest.

The Company may not prepay any amount outstanding under this Note after the 180th calendar day after the issuance of the Note. Any amount of principal or interest due pursuant to this Note, which is not paid by the Maturity Date, shall bear interest at the rate of the lesser of (i) twenty-four percent (24%) per annum or (ii) the maximum amount permitted by law from the due date thereof until the same is paid (“Default Interest”). Interest shall commence accruing on the date the Note is fully paid and shall be computed on the basis of a 365-day year and the actual number of days elapsed.

Pursuant to terms of the Note, the Company covenanted to LG to initially reserve with its transfer agent 1.3 million shares of its Common Stock for conversions (the “Share Reserve”). The Company further covenanted that at all times it would reserve a minimum of 400% of the number of shares of Company common stock issuable upon conversion of the Note in accordance with the terms of the Note.

The transaction documents contain additional terms and provisions, representations and warranties, including further provisions covering conversions of debt, remedies on default, venue, and governing law. The summary of the transactions described in this Form 8-K is qualified in its entirety by reference to the Securities Purchase Agreement dated June 4, 2019 and 8% Convertible Redeemable Promissory Note dated June 4, 2019, which are filed as Exhibits 10.7 and 10.8, respectively to this report.

The sum of net proceeds obtained in the above four loan transactions were used for general corporate and working capital purposes and also to make a $150,000 principal payment to Labrys Fund, L.P. towards the Company’s balance due pursuant to their convertible note dated March 6, 2019. No broker-dealer or placement agent was retained or involved in any of these transactions.

Item 3.02 Unregistered Sales of Equity Securities.

Disclosures made in Item 1.01 of this Form 8-K are incorporated by reference into this Item 3.02. The offer and sale of the securities were made in reliance on the exemption from registration under Section 4(a)(2) of the Securities Act and/or Rule 506 of Regulation D under the Securities Act. The offering and sale were not conducted in connection with a public offering, and no public solicitation or advertisement was made or relied upon by the Holder in connection with the offering. This current report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall such securities be offered or sold in the United States absent registration or an applicable exemption from the registration requirements and certificates evidencing such shares contain a legend stating the same.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Securities Purchase Agreement dated May 31, 2019
10.2	12% Convertible Promissory Note dated May 31, 2019
10.3	Form of Warrant
10.4	10% Convertible Promissory Note dated May 29, 2019
10.5	Securities Purchase Agreement dated May 31, 2019
10.6	10% Convertible Redeemable Promissory Note dated May 31, 2019
10.7	Securities Purchase Agreement dated June 4, 2019
10.8	8% Convertible Redeemable Promissory Note dated June 4, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 10, 2019

FOOTHILLS EXPLORATION, INC.

By:	/s/ B. P. Allaire
B. P. Allaire
Chief Executive Officer